Exhibit 99.2

Valmont Industries, Inc. First Quarter 2019 Earnings Presentation April 24, 2019

Forward-looking Statement Disclosure These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation

1Q 2019 Segment Revenue and Market Drivers Organic Growth and Acquisitions Support Long-Term Revenue Growth Targets 3 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation $230.3M Engineered Support Structures 33% of Sales $243.9M Utility Support Structures 35% of Sales $86.8M Coatings 13% of Sales $152.8M Irrigation N.A.: $108.5M International: $44.3M 22% of Sales MARKET DRIVERS Increasing demand in transportation and wireless communication markets Global backlog approaching $300M Continued grid hardening efforts, new products and demand for renewable energy solutions Global backlog has exceeded $400M Recent acquisitions and firm industrial demand driving sales growth Customer service and technology offerings are key differentiators Higher average selling prices despite market challenges International projects will be lumpy; improving market in Brazil TOTAL 1Q 2019 REVENUE: $692.1M

1Q 2019 Summary Revenue Operating Income Diluted EPS (0.9%) (13.8%) (19.4%) (3.5%) (11.2%) Flood event shifted $10M of sales to 2Q and 3Q, and mostly impacted ESS, Coatings and Irrigation Excluding unfavorable currency impact of $17.2M, and $18.4M of revenue from divested grinding media business, sales grew 4.2% over 2018 Lower Irrigation and Coatings sales, and $5.5 million of flood impacts, contributed to lower operating income Corporate SG&A increased $2.9M solely from an increase in deferred compensation liabilities, offset by investment gains in plan assets (Net Income was not impacted) Excluding flood impact of $0.18, 1Q 2019 diluted EPS would have been $1.84 $M, except for per share amounts 1 Please see Reg G reconciliation of non-GAAP financial measures to GAAP measures at end of the document 1 1 4 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation $692.1 $698.7 2019 2018 $55.1 $55.1 $64.0 $68.4 GAAP Adjusted 2019 2018 $1.66 $1.66 $1.72 $1.87 GAAP Adjusted 2019 2018

1Q Results | Engineered Support Structures

($M)

Key Statistics

2018 Revenue[1]	$215.9
Volume	7.5
Pricing/Mix	9.5
Acquisitions	5.4
Currency Translation	(10.3)
2019 Revenue[1]	$ 228.0

Revenue



$228.0
$215.9
2019
2018

Operating Income



$12.4
$6.9
$10.6
2019
2018
2018 Adj

COMMENTARY

- Strong order flow, particularly in North America markets
- Higher backlogs, pricing actions across all product lines, and restructuring benefits, led to improved operating margins
- Increased lighting and traffic product sales in North America, from higher backlogs and extended lead times
- Robust demand for wireless communication structures and components, led to a 25% increase in sales, from increasing coverage demand and momentum for small cell structures in advance of 5G buildouts
- During 1Q, completed the acquisition of Larson Camouflage in Tucson, AZ, the industry leader in camouflage concealment solutions for the wireless communication market

Note: Please see Reg G reconciliation of non-GAAP financial measures to GAAP measures at end of the document; [1] Net sales after intersegment eliminations

5 | April 24, 2019 | Valmont Industries, Inc. | Q1 2019 Earnings Presentation

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Revenue Operating Income 1Q Results Utility Support Structures COMMENTARY Sales increased more than 16% from sales of solar tracker structures from the acquisition of Convert Italia last year, and pricing actions across the segment Volumes were lower from a large project in 1Q 2018 that did not repeat this year Sales growth supported by continued grid hardening efforts and increasing demand for renewable energy solutions Despite lower volumes and unfavorable comparisons in the offshore wind business, segment profitability increased from pricing actions and a strong improvement in North America operational performance Note: Please see Reg G reconciliation of non-GAAP financial measures to GAAP measures at end of the document; 1 Net sales after intersegment eliminations ($M) Key Statistics 2018 Revenue1 $209.9 Volume (14.1) Pricing/Mix 18.1 Acquisitions 31.0 Currency Translation (1.7) 2019 Revenue1 $ 243.2 6 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation $243.2 $209.9 2019 2018 $25.0 $23.4 $24.1 2019 2018 2018 Adj

Revenue Operating Income 1Q Results Coatings COMMENTARY Sales growth led by revenues from recent acquisitions and pricing actions across all regions Lower operating income from pricing actions that did not offset lower volumes from winter weather effects in North America, including the flood event, and a nonrecurring legal expense accrual During 1Q, completed the acquisition of United Galvanizing in Houston, TX, a provider of hot dip zinc galvanizing and CorroCote services Note: Please see Reg G reconciliation of non-GAAP financial measures to GAAP measures at end of the document; 1 Net sales after intersegment eliminations ($M) Key Statistics 2018 Revenue1 68.5 Volume (6.7) Pricing/Mix 2.9 Acquisitions 7.5 Currency Translation (2.0) 2019 Revenue1 $ 70.2 7 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation $70.2 $68.5 2019 2018 $10.1 $11.9 2019 2018

1Q Results | Irrigation

($M)

Key Statistics

2018 Revenue[1]	$186.0
Volume	(41.6)
Pricing/Mix	5.8
Acquisitions	3.7
Currency Translation	(3.2)
2019 Revenue[1]	$ 150.7

Revenue


$106.4
$107.9
$44.3
$78.1
North America
International
2019
2018

Total Operating Income


$20.1
$33.9
2019
2018

COMMENTARY

- As expected, global sales were lower compared to 2018, mostly from lower international project sales in developing markets
- North America sales only slightly below 2018, despite a continued challenging agriculture market environment
- Previous and recent pricing actions in North America led to higher average selling prices; sales of advanced technology solutions also grew sales
- International sales significantly lower from a large project in 2018 that did not repeat, while Brazil market has been trending favorably
- Lower operating income driven by significantly lower volumes in international markets
- Operating margins were 13.2% of sales, from effective pricing and ongoing lean activities, helping to offset impact of lower volumes and flood event

Note: Please see Reg G reconciliation of non-GAAP financial measures to GAAP measures at end of the document; [1] Net sales after intersegment eliminations

8 | April 24, 2019 | Valmont Industries, Inc. | Q1 2019 Earnings Presentation

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2019 YTD Cash Flow Statement 9 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation 30-Mar-19 31-Mar-18 Cash flows from operating activities: Net earnings $37,455 $40,480 Depreciation and amortization 20,253 21,178 Noncash (gain) loss on trading securities 87 71 Impairment of property, plant and equipment - 1,145 Stock-based compensation 3,670 2,775 Defined benefit pension plan expense (benefit) (132) (594) Contribution to defined benefit pension plan (13,943) (731) Gain on sale of property, plant and equipment (227) (280) Deferred income taxes 9,662 4,819 Changes in assets and liabilities: Receivables (25,424) 29,794 Inventories (7,616) (1,201) Prepaid expenses and other assets (7,310) (4,489) Contract asset - costs and profits in excess of billings (7,361) (27,536) Accounts payable (704) (29,449) Accrued expenses 4,585 (6,407) Other noncurrent liabilities (234) 440 Income taxes refundable (4,848) 3,033 Net cash flows from operating activities 7,913 33,048 Thirteen Weeks Ended 30-Mar-19 31-Mar-18 Cash flows from investing activities: Purchase of property, plant and equipment (21,109) (16,248) Proceeds from sale of assets 422 714 Acquisitions, net of cash acquired (57,106) (4,800) Settlement of net investment hedges - (863) Other, net (1,649) (1,782) Net cash flows from investing activities (79,442) (22,979) Cash flows from financing activities: Proceeds from short-term agreements 9,327 219 Proceeds from long-term borrowings 10,000 (249) Principal payments on long-term borrowings (10,194) - Dividends paid (8,231) (8,510) Dividends to noncontrolling interest (838) (1,281) Purchase of noncontrolling interest (23,082) (5,510) Purchase of treasury shares (9,421) (14,790) Proceeds from exercises under stock plans 1,174 2,972 Purchase of common treasury shares—stock plan exercises (747) (1,504) Net cash flows from financing activities (32,012) (28,653) Effect of exchange rate changes on cash and cash equivalents 1,568 5,442 Net change in cash and cash equivalents (101,973) (13,142) Cash, cash equivalents, and restricted cash—beginning of year 313,210 492,805 Cash, cash equivalents, and restricted cash—end of period 211,237 479,663 Thirteen Weeks Ended

Capital Allocation A Balanced Approach Aligned with Capital Allocation Commitments Announced in 2014 ($M) Q1 Capital Deployment Capital Expenditures Working capital investment to support investments in people, technology and systems 1Q spending driven by 4 factory expansions to support strong global market demand Total CapEx of $90-$100M expected in 2019 Acquisitions Strategic fit + market expansion Returns exceeding cost of capital within 3 years $57M excludes the purchase of the remaining 20% of the non-controlling interest in Walpar for $23M Share Repurchases Opportunistic approach Supported by free cash flows $257.9M remained on current authorization on 3/30/19 Dividends Payout ratio target: 15% of earnings Current payout: 22% 10 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation Growing Our Business Returning Cash to Shareholders $21 $57 $9 $8 Capital Expenditures Acquisitions Share Repurchases Dividends

2019 Financial Guidance and Key Assumptions KEY ASSUMPTIONS Revenue growth: evenly divided between organic and completed acquisitions Raw material inflation expected flat to slightly deflationary Unfavorable foreign exchange translation impact ~1% of net sales Free cash flow expected to be ~ 1X net earnings ROIC > 10% 2019 Full Year Financial Outlook and Key Metrics PRIOR CURRENT Diluted EPS $8.10 - $8.90 $8.30 – $8.90 Revenue Growth1 7% – 8% No Change Operating Margin Improvement 20 – 50 bps No Change Global Effective Tax Rate ~25% No Change Capital Expenditures $90M – $100M No Change 1 Additional 2019 acquisitions not included in guidance. 11 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation

Highlights from Recent Innovation Summits Leading the Industry With Over 84,000 Connected Devices 12 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation INNOVATION SUMMIT Santa Clara, March 27, 2019 Deploying our technology in a bigger market can transform the way commodity crops are grown in the U.S. and worldwide. This is especially important if we consider the prediction that the world will need to produce 70% more food to feed the growing population by 2050. Daniel Koppel CEO of Prospera Technologies Steve Kaniewski President & CEO of Valmont Industries, Inc. Traditionally, the agricultural community does not like to be 'disrupted' so the fastest, most cost-effective way to prove the benefits of our technology was to partner with a brand growers trust and work with daily, as a global leader in precision irrigation and water management. Valmont can usher our technologies directly to the grower. Ag uses two thirds of the available freshwater. The impetus is on ag to use this precious commodity carefully and closely as we ramp up production to feed a growing population. Water remains our focus, as it is the No. 1 determinant of crop yield. Growers who use pivots have a natural advantage to use them as often as needed, given their constant placement on the field. www.valleyirrigation.com/valley-insights

Strength of ESS and Utility businesses is driving our positive outlook for 2019 New product sales across all segments is a key factor of our growth strategy Operational excellence focus will enhance our flexible, global footprint We remain committed to price discipline and price leadership Continuing a balanced capital allocation strategy while generating good cash flows Summary of 2019 Outlook Reaffirming Our Positive 2019 Sales and Earnings Outlook 01 05 02 04 03 13 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation

Appendix 14 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation

First Quarter Estimated Financial Impact of Midwest Flooding Event Primarily impacted Engineered Support Structures, Coatings and Irrigation segments Insurance recovery for impacts to property and business interruption currently in process; expect no impact to full-year 2019 results No significant orders were canceled 15 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation Approximate 1Q Revenue Deferred to 2Q and 3Q $ 10.0M Associated 1Q Earnings per Share Impact $ 0.11 Approximate Other Direct Costs $ 2.3M Associated 1Q Earnings per Share Impact $ 0.07

1Q 2019 Financial Summary Net Sales 2019 2018 Change Engineered Support Structures $ 230.3 $ 225.0 2.4% Utility Support Structures 243.9 209.9 16.2% Coatings 86.8 84.9 2.2% Irrigation 152.8 187.9 (18.7%) Other - 18.4 (100.0%) Intersegment Sales (21.7) (27.4) NM Net Sales $ 692.1 $ 698.7 (0.9%) Operating Income $ 55.1 $ 64.0 (13.8%) Adjusted Operating Income1 $ 55.1 $ 68.4 (19.4%) Net Income $ 36.5 $ 39.3 (7.1%) Adjusted Net Income1 $ 36.5 $ 42.6 (14.4%) Diluted Earnings Per Share (EPS) $ 1.66 $ 1.72 (3.5%) Adjusted Diluted (EPS) $ 1.66 $ 1.87 (11.2%) 1 Please see Reg G reconciliation of non-GAAP financial measures to GAAP measures at end of the document. $M, except for per share amounts 16 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation

Industry Growth Projections for Solar Trackers 17 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation Data Source: GTM

Industry Growth Projections for Small Cell Structures 18 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation Source: ”Small cells market status report December 2018”, Small Cell Forum, published December 3rd, 2018

Calculation of Adjusted EBITDA & Leverage Ratio Certain of our debt agreements contain covenants that require us to maintain certain coverage ratios. Our Debt/Adjusted EBITDA may not exceed 3.5X Adjusted EBITDA (or 3.75X Adjusted EBITDA after certain material acquisitions) of the prior four quarters. See “Leverage Ratio “ below. TTM YTD 30-Mar-19 29-Dec-18 Net earnings attributable to Valmont Industries, Inc. $ 91,551 Interest expense 43,041 Income tax expense 43,029 Depreciation and amortization expense 81,904 EBITDA 259,525 Impairment of goodwill and intangible assets 15,780 Cash restructuring expenses 25,776 Impairment of property, plant and equipment 11,799 Loss on divestiture of grinding media business 6,084 EBITDA from acquisitions (months not owned by Company) 4,528 Adjusted EBITDA $ 323,492 Debt $ 762,209 Leverage Ratio 2.36 19 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation

Summary of Effect of Significant Non-recurring Items on Reported Results 20 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation First Quarter Ended March 31, 2018 Diluted earnings per share Net earnings attributable to Valmont Industries, Inc. - as reported 39,281 $ 1.72 $ Restructuring expenses - pre-tax 4,400 0.19 Tax effect of restructuring expense * (1,075) (0.05) Net earnings attributable to Valmont Industries, Inc. - Adjusted 42,606 $ 1.87 $ Average shares outstanding (000's) - Diluted 22,796 * The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction, The non-GAAP tables below disclose the impact on (a) diluted earnings per share of (1) restructuring costs, (b) operating income of restructuring costs, and (c) segment operating income of restructuring costs. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures. VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS REGULATION G RECONCILIATION (Dollars in thousands, except per share amounts) (unaudited)

Summary of Effect of Significant Non-recurring Items on Reported Results 21 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation Operating Income Reconciliation First Quarter Ended March 31, 2018 Operating income - as reported 63,960 $ Restructuring expenses 4,400 Adjusted Operating Income 68,360 $ Net Sales 698,684 Operating Income as a % of Sales 9.2% Adjusted Operating Income as a % of Sales 9.8%

Summary of Effect of Significant Non-recurring Items on Reported Results 22 April 24, 2019 Valmont Industries, Inc. Q1 2019 Earnings Presentation Segment Operating Income Reconciliation Engineered Infrastructure Products Utility Support Structures Coatings Irrigation Other/ Corporate Operating income - as reported 6,947 $ 23,367 $ 11,867 $ 33,887 $ (12,108) $ Restructuring expenses 3,628 772 - - - Adjusted Operating Income 10,575 $ 24,139 $ 11,867 $ 33,887 $ (12,108) $ Net sales 224,954 209,862 84,947 187,953 Operating Income as a % of Sales 3.1% 11.1% 14.0% 18.0% NM Adjusted Operating Income as a % of Sales 4.7% 11.5% 14.0% 18.0% NM For the First Quarter Ended March 31, 2018